Exhibit 10.1

certain identified information CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT because it is both not material and is the type that the registrant treats as private or confidential.

TERMINATION AND TRANSFER AGREEMENT

This TERMINATION AND TRANSFER AGREEMENT (this “Agreement”) is entered into as of April 6, 2023 (the “Effective Date”), by and between Adaptimmune Limited (registered number 6456207) whose registered office is at 60 Jubilee Avenue, Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom (“Adaptimmune”), and GlaxoSmithKline Intellectual Property Development Limited whose registered office is at 980 Great West Road, Middlesex, TW8 9GS, United Kingdom (“GSK”). Each of Adaptimmune and GSK are sometimes referred to herein individually as a “Party” and together as the “Parties.”

WHEREAS, the Parties entered into a Collaboration and License Agreement with effective date of 30 May 2014, which was amended by Amendment Agreement No. 1 (with amendment effective date of 08 May 2015), Amendment Agreement No. 2 (with amendment effective date of 02 February 2016), Amendment Agreement No. 3 (with amendment effective date of 29 September 2016), Amendment Agreement No. 4 dated 11 November 2016, Amendment Agreement No. 5 (with amendment effective date of 7 September 2017), Amendment Agreement No. 6 (with amendment effective date of 20 July 2018), Amendment Agreement No. 7 (with amendment effective date of 6 December 2019) and Amendment Agreement No. 8 (with amendment effective date of 19 December 2022) (“Amendment No. 8”) (collectively, the “Collaboration Agreement”);

WHEREAS, on 24 October 2022, in accordance with Section 13.2 of the Collaboration Agreement, GSK delivered notice of termination of the Collaboration Agreement to Adaptimmune, which termination was effective on 23 December 2022 (the “Termination Effective Date”);

WHEREAS, the Parties have agreed to revert (a) the products known as (i) Letetresgene Autoleucel or GSK3377794 (“lete-cel”), (ii) GSK3901961 (“CD8 NYESO Product”), and (iii) GSK3845097 (“TGF NYESO Product”), ((i)-(iii), each an “NYESO Terminated Product”), and (b) the product under the Collaboration Agreement directed to PRAME (“PRAME Terminated Product”) ((a) and (b), collectively, the “Terminated Products”), back to Adaptimmune on the terms set forth herein (the “Transfer”); and

WHEREAS, under the terms of the Collaboration Agreement, GSK is required to, among other things (a) grant to Adaptimmune an exclusive license under its rights to any Joint Collaboration Program IP (as defined herein) for certain purposes, and (b) disclose to Adaptimmune (to the extent not yet disclosed or transferred), the GSK Manufacturing Know-How and Additional Materials (as defined herein);

WHEREAS, the Parties have agreed on a plan to transfer responsibility for certain clinical trials of the Terminated Products to Adaptimmune and, in partial consideration therefor, GSK is willing to provide certain further materials and undertake certain additional activities in support of the Transfer, each as expressly set forth herein;

WHEREAS, the Parties desire that from and after the Effective Date, this Agreement will amend, restate and supersede the surviving terms of the Collaboration Agreement in their entirety.

NOW THEREFORE, in consideration of the foregoing and the premises and conditions set forth herein, the Parties agree as follows:

1.	Definitions and Interpretation.
1.1.	In this Agreement the following words and expressions have the meaning set opposite below.
(a)	“Active Trials” is defined in Exhibit C.
(b)	“Active Trial Transfer Date” is defined in Exhibit C.
(c)	“Active Trial Transition Completion Date” is defined in Exhibit C.
(d)	“Adaptimmune” is defined in the preamble.
(e)	“Adaptimmune Indemnified Parties” is defined in Section 11.2 (GSK Indemnification).
(f)

“Additional Materials” means any Results, data, materials, drug, submissions, Regulatory Documentation, clinical materials, details of Third Party subcontractors (including manufacturers), process details and all other materials in GSK’s or its Affiliates’ Control, in each case solely related to the Terminated Products and reasonably necessary solely for the purpose of permitting Adaptimmune to continue with the research and development, sale, supply, and manufacture of the Terminated Products or any products incorporating the TCR comprised within the applicable Terminated Product. For the avoidance of doubt, Additional Materials shall include all Study Data, all Materials generated in the conduct of the Clinical Trials, all Regulatory Documentation, and any Results or data directly generated in the conduct of any Clinical Trial.

(g)

“Affiliate” means any company or other entity which directly or indirectly controls, is controlled by or is under common control with either Party, where ‘control’ means the ownership of more than 50% of the issued share capital or other equity interest (or such lesser percentage which is the maximum allowed to be owned by an entity in a particular jurisdiction) or the legal power to direct or cause the direction of the general management and policies of the relevant Party or such company or other entity.

(h)	“Agreement” is defined in the preamble.
(i)	“Amendment No. 8” is defined in the recitals.
(j)

“Applicable Laws” means all laws, rules and regulations and guidelines which are in force during the term of this Agreement and applicable to any Party to this Agreement with respect to the subject matter hereof, including industry codes of conduct which are binding on a Party or any of its Affiliates by contract or otherwise.

(k)

“Assigned IP” means (i) GSK’s or its Affiliates’ rights in the Joint Collaboration Program IP solely related to the Terminated Products, (ii) GSK’s or its Affiliates’ rights in the Assigned Patents, (iii) [***] (iv) Intellectual Property Rights owned or Controlled by GSK or its Affiliates in Study Data, and (v) [***] provided, however, that for the avoidance of doubt, Assigned IP does not include the Excluded IP.

(l)	“Assigned Patents” means the patents and patent applications set forth in Schedule 1.1(l).
(m)	“Assigned Third Party Agreements” is defined in Section 7.2 (Other Third Party Agreements).
(n)	“Background” means any Intellectual Property Rights existing as of May 30, 2014 or arising outside of the performance of activities undertaken pursuant to the conduct of the Collaboration Programs.
(o)

“Business Day” means a day on which banking institutions in London, England are open for business, but excluding the nine (9) consecutive calendar days beginning on December 24th and continuing through January 1st of each calendar year, and all Saturdays and Sundays.

(p)	“CD8 NYESO Product” is defined in the recitals.
(q)	“Claim” means all suits, demands, claims, actions, proceedings, or liabilities (whether criminal or civil and whether arising under contract, tort or under statute or otherwise) made by a Third Party.
(r)	“Clinical Advisory Period” is defined in Exhibit C.
(s)	“Clinical Deliverables Transfer Plan” is defined in Section 5.3(a) (Development Transfer Plans) and set forth in Exhibit D.
(t)	“Clinical Materials” means the Study Data and other Materials to be delivered by GSK to Adaptimmune as set forth in the Development Transfer Plans, but excluding any Physical Materials.
(u)	“Clinical Trial Transfer Period” means the period starting from the Effective Date and ending on the Clinical Trial Transition Date.
(v)	“Clinical Trial Transfer Plan” is defined in Section 5.3(a) (Development Transfer Plans) and set forth in Exhibit C.
(w)

“Clinical Trial Transition Date” means the date immediately following all of (i) the Completed Trial Transition Completion Date; (ii) the ZENYTH Transition Completion Date; (iii) the Active Trial Transition Completion Date for all Active Trials; and (iv) the expiration of the Clinical Advisory Period.

(x)	“Clinical Trials” means the following clinical trials: (i) the ZENYTH Trial, (ii) the IGNYTE Trial, (iii) the LTFU Trial, and (iv) the Completed Trials.
(y)	“Closed” is defined in Exhibit C.
(z)	“Collaboration Agreement” is defined in the recitals.
(aa)	“Collaboration and Transfer Term” means the period from May 30, 2014 until the last to expire of the Transfer Periods.

(bb)

“Collaboration Program IP” means any Intellectual Property Rights in any Results or any Intellectual Property Rights resulting from activities undertaken pursuant to the conduct of the Collaboration Programs, in each case such activities being as set forth in the applicable Development Plan or being carried out to implement a Development Plan and whether carried out by a Party, its Affiliates or its subcontractors.

(cc)

“Collaboration Programs” means the development programs directed to the Terminated Products as set forth in an agreed Development Plan with respect to such Terminated Products under the Collaboration Agreement.

(dd)

“Commercially Reasonable Efforts” means, with respect to a Party and an activity, such efforts that are consistent with the efforts and resources normally used by such Party (or, to the extent that such Party does not regularly engage in the activity at issue, such Party’s Affiliate that does regularly engage in such activities), in the exercise of its reasonable business discretion, taking into account relevant factors, including technical, legal, scientific and/or medical factors. For purposes of clarity, it is anticipated that the level of effort may be different for different markets and may change over time, reflecting changes in the status of a product and the market(s) involved.

(ee)	“Communication Transfer Plan” is defined in Section 5.3(a) (Development Transfer Plans) and set forth in Exhibit E.
(ff)	“Completed Trial Transition Completion Date” is defined in Exhibit C.
(gg)	“Completed Trials” means the lete-cel completed trials – Trial Nos. 208466, 208469, 208749, 208471, 208470.
(hh)

“Confidential Information” means (i) the Results including data related to manufacturing process work and (ii) all technical, scientific or commercial information (in any form or medium and including all copies of the same) concerning past, present, and/or future transactions, dealings, projects, plans, proposals, and other business affairs that are or were disclosed directly or indirectly by one Party (the “disclosing Party”) to the other (the “receiving Party”) at any time in contemplation of or in connection with the Collaboration Agreement or this Agreement. For the avoidance of doubt Confidential Information shall include data, databases, practices, methods, techniques, specifications, formulations, formulae, protein sequences, DNA sequences, know-how, skill, test data, procedures, process information.

(ii)

“Controlled” means (i) with respect to Intellectual Property Rights, that a Party or its Affiliates has the right to assign, grant any license or transfer the license rights, as applicable, in relation to any such Intellectual Property Right under this Agreement without violating the terms of any agreement or other arrangement with any Third Party, (ii) with respect to any Third Party Agreement, that a Party or its Affiliates has the right to assign its rights and obligations under such Third Party Agreement without violating the terms of such Third Party Agreement or triggering the acceleration, modification or imposition of any obligation (including any payment obligation) in favor of the Third Party under such Third Party Agreement, and (iii) with respect to any Materials to be transferred hereunder, that a Party or its Affiliates has the right to transfer and assign such Materials without violating the terms of any agreement or arrangement with any Third Party (including informed consents or privacy consents) or otherwise violating any Applicable Law. “Control” or “Controls” shall be interpreted accordingly.

(jj)

“CRO” means a contract research organization selected by the Parties to carry out those certain services and activities related to the Active Trials, as described in the Development Transfer Plans and set forth in one or more separate agreements between CRO and GSK (including the CRO Transition Plan), and between CRO and Adaptimmune.

(kk)	“CRO Transition Plan” is defined in Exhibit C.
(ll)	“CTAs” is defined in Section 7.1 (CTAs).
(mm)

“Data Protection Law” means any and all Applicable Laws relating to privacy and data protection, direct marketing or the interception or communication of electronic messages, including, to the extent applicable, the United States Health Insurance Portability and Accountability Act of 1996 and its implementing regulations (“HIPAA”), the California Consumer Privacy Act of 2018 (“CCPA”) as amended by the California Privacy Rights Act (“CPRA”), and any other such applicable supranational or national legislation, in each case as amended, consolidated, re-enacted or replaced from time to time, including, to the extent applicable, European Data Protection Laws.

(nn)	“Data Security Incident” is defined in Section 10.7 (Data Incident).
(oo)	“Development Plan” means the agreed Development Plan(s) under the Collaboration Agreement with respect to the Terminated Products, as amended.
(pp)	“Development Transfer Plans” is defined in Section 5.3(a) (Development Transfer Plans).
(qq)	“Effective Date” is defined in the preamble.
(rr)	“Eligible Agreements” is defined in Section 7.2 (Other Third Party Agreements).
(ss)

“Engineered TCR” means a TCR or a portion of a TCR, in each case with at least one mutation in the gene encoding for such TCR or portion of TCR, that comprises a TCR alpha chain variable domain and a TCR beta chain variable domain wherein the TCR or portion of the TCR binds to an HLA-presented antigen derived from a Target.

(tt)	“European Data Protection Laws” means the General Data Protection Regulation 2016/679, the e-Privacy Directive 2002/58/EC, the Privacy and

Electronic Communications Regulations 2003, the UK Data Protection Act 2018 (“DPA”), the UK General Data Protection Regulation as defined by the DPA, as amended by the Data Protection, Privacy and Electronic Communications (including amendments, etc.) (EU Exit) Regulations 2019, and any relevant law, statute, declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or other binding instrument which implements, replaces, adds to, amends, extends, reconstitutes or consolidates such laws from time to time, in each case as amended, consolidated, re-enacted or replaced from time to time.

(uu)	“Excluded IP” means any rights in Background owned by Third Parties and licensed to GSK under the agreements set forth in Schedule 1.1(uu).
(vv)	“Existing Vendor” is defined in Section 7.3 (Existing Vendors).
(ww)	“Field” means any use or purpose, including the treatment, palliation, diagnosis or prevention of any human disease.
(xx)

“Further Materials” means, other than the Additional Materials, any Results, data, materials, drug, submissions, regulatory documentation, clinical materials, details of Third Party subcontractors (including manufacturers), process details and other materials in GSK’s or its Affiliates’ Control related to the Terminated Products, each as agreed to be delivered by GSK to Adaptimmune pursuant to the Transfer Plans.

(yy)	“GSK” is defined in the preamble.
(zz)	“GSK Background” means Background owned (whether solely or jointly with a Third Party) or Controlled by GSK or its Affiliates.
(aaa)	“GSK Indemnified Parties” is defined in Section 11.1 (Adaptimmune Indemnification).
(bbb)	[***]
(ccc)	“IGNYTE Trial” means IGNYTE-ESO trial – Trial No. 208467 (sub-studies 1 and 2).
(ddd)	“IND” means an Investigational New Drug Application filed with the FDA pursuant to 21 CFR Part 312, or any equivalent filing with any relevant Regulatory Authority in any jurisdiction.
(eee)

“Intellectual Property Rights” means patents, rights to inventions, copyright and related rights, trademarks, trade names and domain names, rights in designs, rights in computer software, database rights, trade secrets, rights in know-how, data and information (including Confidential Information) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world.

(fff)	“Joint Collaboration Program IP” means any Collaboration Program IP jointly owned by GSK (or its Affiliates) and Adaptimmune (or its Affiliates).
(ggg)

“knowledge”, “knowingly” “awareness” and similar terms as relate to GSK mean the actual, conscious awareness of the employees of GSK and/or its Affiliates engaged in the preparation of the Transfer Plans.

(hhh)	“lete-cel” is defined in the recitals.
(iii)

“Licensed IP” means (i) [***] (ii) (a) the GSK Background related to (but not solely related to) the Terminated Products owned or Controlled by GSK or its Affiliates and (b) the GSK Background solely related to the Terminated Products but not solely owned by GSK or its Affiliates and in each of (a) and (b) arising directly from the performance by or on behalf of GSK and its Affiliates of research, development or manufacture of the Terminated Products during the Collaboration and Transfer Term and reasonably necessary for Adaptimmune to continue with the research and development, sale, supply and manufacture of the Terminated Products or any products that incorporate the TCR comprised within the applicable Terminated Product; provided, however, that for the avoidance of doubt, Licensed IP does not include the Assigned IP or the Excluded IP.

(jjj)	“Losses” means losses, damages, legal costs and other expenses arising out of or relating to a Claim.
(kkk)	“LTFU Trial” means LTFU trial – Trial No. 208750.
(lll)

“Manufacturing Materials” means the Materials relating to the Manufacturing Process and/or GSK Manufacturing Know-How and the other Materials to be delivered by GSK to Adaptimmune as set forth in the Manufacturing Transfer Plans, but excluding any Physical Materials.

(mmm)

“Manufacturing Process” means the manufacturing processes used by GSK in the manufacture of (i) pivotal study supply of lete-cel, (ii) clinical supply of the CD8 NYESO Product and (iii) clinical supply of the TGF NYESO Product, and as further described in the General Provisions preamble in the NYESO Manufacturing Transfer Plan.

(nnn)	“Manufacturing Transfer Period” means the period starting from the Effective Date and ending on May 31, 2023.
(ooo)	“Manufacturing Transfer Plan” is defined in Section 4.2(a) (Manufacturing Transfer Plans).
(ppp)

“Materials” means, collectively, the Additional Materials and Further Materials. For the sake of clarity, (i) Materials are classified herein as Clinical Materials, Manufacturing Materials or Physical Materials, and (ii) Materials exclude [***] Assigned IP, Licensed IP and Excluded IP.

(qqq)	“Milestone Event” is defined in Section 3.2 (Milestone Payments).
(rrr)	“Milestone Payment” is defined in Section 3.2 (Milestone Payments).

(sss)	“NYESO Manufacturing Transfer Plan” is defined in Section 4.2(a) (Manufacturing Transfer Plans) and set forth in Exhibit B.
(ttt)	“NYESO Terminated Product” is defined in the recitals.
(uuu)	“Operationally Ready” is defined in Exhibit C.
(vvv)	“Party” is defined in the preamble.
(www)

“Physical Materials” means all biological materials, chemical compounds, Terminated Products, clinical trial samples, cell lines, compounds, plasmids, lipids, assays, viruses, vectors and other physically tangible materials (i.e., anything other than documentary materials and data) specified to be provided by GSK to Adaptimmune under a Transfer Plan.

(xxx)	“PRAME Terminated Product” is defined in the recitals.
(yyy)	“PRAME Transfer Plan” is defined in Section 4.2(a) (Manufacturing Transfer Plans) and set forth in Exhibit A.
(zzz)

“Regulatory Authority” means the FDA in the U.S. or any health regulatory authority in another country that is a counterpart to the FDA and holds responsibility for granting regulatory approval to market a product in accordance with Applicable Laws in such country, including the EMA.

(aaaa)

“Regulatory Documentation” means all (i) registrations, licenses, authorizations, and approvals from any Regulatory Authority, and any applications with respect to same (including all INDs); (ii) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files; and (iii) any drug master file; in each of (i) through (iii) as filed during or received from any Regulatory Authority in the conduct of the Clinical Trials.

(bbbb)

“Results” means any data, know-how, output, mutations, sequences, products, modifications, developments, assays, documentation or other results owned or Controlled by GSK or its Affiliates related to the Terminated Products that arose or arise (i) directly from the performance of the Collaboration Programs directed to PRAME or NYESO, or (ii) directly from the performance by or on behalf of GSK or its Affiliates of research, development or manufacture of the Terminated Products during the Collaboration and Transfer Term and to be provided to Adaptimmune pursuant to the Transfer Plans; provided that Results shall not include any Excluded IP.

(cccc)	“Senior Officers” is defined in Section 13.4 (Dispute Resolution).
(dddd)

“Study Data” means all information, data, reports, and results produced, generated, or otherwise collected in the conduct of the Clinical Trials, including without limitation, raw data, case report forms, laboratory work sheets, reports, results, analyses, tables, listings, figures, clinical study reports, investigator brochures, informed consent forms, clinical trial synopses, and clinical trial protocols, together with all pharmacological, toxicological, chemical, analytical and nonclinical data related to the Terminated Products, generated by or on behalf of GSK or its Affiliates and to be provided to Adaptimmune pursuant to the Transfer Plans.

(eeee)	“Target” means the protein or biological molecule from which an HLA-presented antigen is derived.
(ffff)

“Tax” means any form of tax, levy, import duty, charge, contribution or withholding of any kind imposed, collected or assessed by, or payable to a Tax Authority and all penalties, charges, surcharges, fines, costs and interest included in or relating to any of the above whether disputed or not. This can include, but is not limited to, payroll taxes, employment taxes, stamp duty, corporation tax, withholding tax and capital gains tax.

(gggg)

“Tax Authority” means any government, state or municipality or any local state, federal or other authority, body or official anywhere in the world exercising a fiscal, revenue, customs or excise function (including, but not limited to, Her Majesty’s Revenue & Customs).

(hhhh)	“TCR” means a T-cell receptor in any form.
(iiii)	“Terminated Products” is defined in the recitals.
(jjjj)	“Terminated Vendor” is defined in Section 7.3 (Existing Vendors).
(kkkk)	“Termination Effective Date” is defined in the recitals.
(llll)	“TGF NYESO Product” is defined in the recitals.
(mmmm)	“Therapy” means a cellular product or cellular therapy that contains an Engineered TCR.
(nnnn)	“Third Party” means any entity or individual which is not a party to this Agreement or an Affiliate of GSK or Adaptimmune.
(oooo)

“Third Party Agreement” means an agreement between GSK (or its Affiliate) and a Third Party relating to the research, development (including Clinical Trials), or manufacture of the Terminated Products, but excluding all agreements with respect to the Excluded IP.

(pppp)	“Transfer” is defined in the recitals.
(qqqq)	“Transfer Activities” means the activities to be performed by the Parties and/or their Affiliates in accordance with the Transfer Plans.
(rrrr)	“Transfer Period” means the Manufacturing Transfer Period or the Clinical Trial Transfer Period.
(ssss)	“Transfer Plans” means the Manufacturing Transfer Plans and the Development Transfer Plans.
(tttt)	“VAT” means any value added, sales, purchase, turnover or consumption tax as may be applicable in any relevant jurisdiction, including but not limited to value added tax chargeable under legislation implementing Council Directive 2006/112/EC.

(uuuu)	“Virtual Data Room” means the Firmex electronic data room made available by GSK to Adaptimmune in connection with the negotiation of this Agreement, as constituted on or prior to the Effective Date.
(vvvv)	“ZENYTH Trial” means ZENYTH-ESO trial – Trial No. 209012.
(wwww)	“ZENYTH Transition Completion Date” is defined in Exhibit C.
2.	Termination and Transfer Duration.
2.1.

Termination of Collaboration Agreement. The Parties hereby acknowledge and agree that the Collaboration Agreement was duly terminated as of the Termination Effective Date.  From and after the Effective Date, this Agreement shall supersede and replace the Collaboration Agreement in its entirety (including all provisions that would otherwise survive termination thereof, all of which shall become null and void), and neither Party will have any further rights or obligations under the Collaboration Agreement.  Without limiting the generality of the foregoing, except as expressly set forth in Section 8.2(a) (Licenses), all rights and licenses granted to either Party under the Collaboration Agreement are terminated.

2.2.

Term. The term of this Agreement commences on the Effective Date and shall continue until the later of (a) the last to expire of the Transfer Periods or (b) the last payment required to be made pursuant to Section 3 (Payments) has been made. Subject to the terms of this Agreement, each Party agrees to use Commercially Reasonable Efforts to complete its Transfer Activities hereunder within the applicable time periods set forth herein and/or in the Transfer Plans; provided, however, that no Party shall be liable for any delay in or failure of performance hereunder to the extent caused by war, act of terrorism, any natural or manmade disaster, epidemic, pandemic (including unforeseen effects of the COVID-19 pandemic, and any recurrence or worsening thereof), act of government or governmental agency or instrumentality, or other event or circumstances beyond the reasonable control of such Party; provided, further, that the affected Party shall promptly notify the other Party in writing of any such event or circumstance and shall use Commercially Reasonable Efforts to resume performance of its obligations hereunder as soon as practicable.

2.3.

Provisions Surviving Expiration of this Agreement.  Upon expiration of this Agreement pursuant to Section 2.2 (Term), the following provisions of this Agreement will survive such expiration: Section 1 (Definitions and Interpretation) (to the extent required for interpretation of any other surviving Sections), Section 4.3 (Assignment of Manufacturing Materials), Section 4.4(b) (Other Manufacturing Transfer Obligations), Section 5.2 (Clinical Materials), Section 5.4 (Assignment of Clinical Materials), Section 6 (Use of Physical Materials), Section 7.4 (Waiver Agreements), Sections 8.1(a) and 8.1(b) (Ownership of Assigned IP), Sections 8.2(b), 8.2(c) and 8.2(d) (Licenses), Section 8.3 (Use of Residual Knowledge), Section 8.4 (Joint Collaboration Program IP), Sections 9.3(b), 9.3(c) and 9.3(d) (Additional Covenants), Section 9.4 (Disclaimer), Section 10 (Confidentiality),

Section 11 (Indemnification), Section 12 (Limitation of Liability), and Section 13 (Miscellaneous).

2.4.

Schedules and Exhibits. The Parties acknowledge and agree that the Schedules and Exhibits to this Agreement are an integral part hereof and hereby incorporate the terms of such Schedules and Exhibits by reference.  In the event of any conflict between the terms of this Agreement and the terms of any Schedule or Exhibit hereto (including the Transfer Plans), (a) the terms of the Schedule or Exhibit, as applicable, will govern with respect to the specifics of any Transfer Activities of the Parties hereunder (deliverables, timelines, etc.), and (b) this Agreement will govern with respect to all other matters.

3.	Payments.
3.1.

Upfront Payment. In partial consideration for the promises, covenants and agreements set forth herein, within [***] following the Effective Date and GSK’s receipt of a valid invoice in accordance with Section 3.4 (Payment Terms), GSK shall make a one-time, non-creditable, non-refundable upfront payment to Adaptimmune of [***].

3.2.

Milestone Payments. In partial consideration for the promises, covenants, and agreements set forth herein, GSK shall make the following one-time payments (each, a “Milestone Payment”) upon the occurrence of the following events (each, a “Milestone Event”), in accordance with this Section 3.2 (Milestone Payments) and Sections 3.4 (Payment Terms) through and including 3.7 (Late Payments).

Milestone Event	Milestone Payment (£M)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Adaptimmune or GSK, as applicable, shall notify the other Party, in writing, within [***] Business Days following the achievement of a Milestone Event by Adaptimmune or GSK or any of their Affiliates, as applicable, and the corresponding Milestone Payment shall be due (i) with respect to the first Milestone Events, on the [***] day, and (ii) with respect to all other Milestone Events, on the [***] day, in each case following GSK’s receipt of a valid invoice in accordance with Section 3.4 (Payment Terms) for such Milestone Payment. All Milestone Payments under this Section 3.2 (Milestone Payments) are non-creditable and non-refundable.

3.3.	[***]
3.4.

Payment Terms. All payments to be made by GSK to Adaptimmune under this Agreement shall be paid in British Pounds Sterling (GBP) by bank wire transfer of immediately available funds in accordance with the wire transfer instructions set forth in Schedule 3.4. Adaptimmune shall issue any invoices under this Agreement in accordance with the instructions set out in Schedule 3.4.

3.5.

Withholding Taxes. Any Tax paid or required to be withheld by GSK for the benefit of Adaptimmune on account of any payments payable to Adaptimmune under this Agreement shall be deducted from the amount of such payments otherwise due. GSK shall secure and send to Adaptimmune proof of any such Taxes withheld and paid by GSK for the benefit of Adaptimmune, and shall, at Adaptimmune’s request, provide reasonable and prompt assistance to Adaptimmune in recovering such Taxes.

3.6.

VAT. All amounts payable under or in connection with this Agreement are exclusive of VAT.  Any VAT payable on the consideration shall be paid by GSK at the same time as the payment or provision of the consideration to which it relates, subject to the production of a VAT invoice. Adaptimmune will provide GSK a valid VAT invoice, if appropriate.

3.7.

Late Payments. If any undisputed payment due by GSK to Adaptimmune pursuant to this Agreement is overdue then GSK shall pay interest thereon at an annual rate equal to [***] as published by the Bank of England for the due date of payment (or on the next Business Day if the due date is not a Business Day) plus [***]%, such interest to be pro-rated for the number of days from the date upon which payment of such sum became due until payment thereof in full together with such interest; provided that in no event will such rate exceed the maximum legal annual interest rate. Where the late payment is caused by Adaptimmune, including for reasons such as failure to communicate in a timely manner changes to bank details, or failure to respond to communications from GSK regarding the interpretation or dispute of the terms of such payment, then no interest shall be payable by GSK.

4.	Transition of Manufacturing Process and PRAME.
4.1.

General. GSK will (a) provide the Manufacturing Materials and the [***] to Adaptimmune (to the extent not already in Adaptimmune’s possession), (b) be available for, and provide reasonable consultation, knowledge transfer, and advice to Adaptimmune as contemplated in the Manufacturing Transfer Plans in relation to the Manufacturing Process in anticipation of Adaptimmune’s continuing manufacture of lete-cel and the PRAME Terminated Product, and exercise of the license rights set forth in Section 8.2(b) (Licenses), each in accordance with the Manufacturing Transfer Plans, and (c) provide the Physical Materials to Adaptimmune as set forth in the Manufacturing Transfer Plans (to the extent not already in Adaptimmune’s possession).

4.2.	Manufacturing Transfer Plans.
(a)

The Parties shall perform the activities set forth in Exhibit A (“PRAME Transfer Plan”) and Exhibit B (“NYESO Manufacturing Transfer Plan”, and each a “Manufacturing Transfer Plan”), in accordance with Applicable Laws and shall use Commercially Reasonable Efforts to complete such activities within the periods and in the manner set forth therein, and, in any event, within the Manufacturing Transfer Period. Without limiting the generality of the foregoing, except as otherwise specified in the Manufacturing Transfer Plans, the Parties will use Commercially Reasonable Efforts to (i) no later than April 7, 2023 (or such later date as may be agreed by the Parties), effect transfer of all Manufacturing Materials, and (ii) not later than the end of the Manufacturing Transfer Period, hold knowledge workshops regarding the Manufacturing Process. Each Party shall be responsible for their own costs with respect to the performance of the Manufacturing Transfer Plans.

(b)

The Parties shall meet and discuss, at least once a month, the progress of the activities under the Manufacturing Transfer Plans. The Manufacturing Transfer Plans may only be amended by the agreement of the Parties, such agreement not to be unreasonably withheld, conditioned or delayed.

4.3.	Assignment or Right to Use Manufacturing Materials.
(a)

Effective upon the Effective Date, GSK shall, and hereby does, assign and transfer to Adaptimmune all of its rights, titles, and interests in and to all of the Manufacturing Materials and Physical Materials to be provided to Adaptimmune pursuant to the Manufacturing Transfer Plans that relate solely to the Terminated Products, but excluding the [***] Licensed IP and Excluded IP. The Parties shall take all necessary actions to effect such assignment, at each Party’s cost, including by executing and delivering such further reasonable documentation as may be reasonably requested by either Party to effect such assignment.

(b)	Commencing on the Effective Date (and, to the extent provided to Adaptimmune prior to the Effective Date, for the period between the Termination Effective Date and the Effective Date), [***]
4.4.	Other Manufacturing Transfer Obligations.
(a)

Adaptimmune acknowledges and agrees that (i) the Manufacturing Transfer Period end date is governed by [***] and therefore cannot be extended, (ii) the consultation knowledge transfer and advice do not include GSK’s conduct of additional work on the Manufacturing Process or elements thereof unless set forth in the NYESO Manufacturing Transfer Plan and (iii) GSK shall not be obligated to provide any consultation, additional knowledge transfer and advice regarding any manufacturing process other than the Manufacturing Process or any PRAME production process, in each case as related to the Terminated Products, during the Manufacturing Transfer Period or otherwise. Each Party shall bear all costs it incurs in regard to participating in all meetings described in this Section 4.4(a) (Other Manufacturing Transfer Obligations), including all travel expenses.

(b)

Following the expiration of the Manufacturing Transfer Period, for so long as GSK is continuing to provide Terminated Products to patients as set forth in Section B 2.0 and Section B 9.0 of the Clinical Trial Transfer Plan and in connection with the dosing of such patients, or in connection with any long-term follow up of patients dosed with any Terminated Product, if

GSK has a question related to the Manufacturing Process used for the applicable Terminated Product, then Adaptimmune shall be reasonably available for, and shall provide reasonable consultation and advice to GSK with respect to such question at GSK’s reasonable request. Nothing in this Section 4.4(b) (Other Manufacturing Transfer Obligations) shall require Adaptimmune’s conduct of additional work on the Manufacturing Process or elements thereof unless otherwise agreed between the Parties.

(c)

Upon delivery of the Manufacturing Materials, Physical Materials set forth in the Manufacturing Transfer Plans and [***] to Adaptimmune, and expiration of the Manufacturing Transfer Period, GSK’s obligations to Adaptimmune or its Affiliates with respect to further manufacturing and supply of Terminated Products shall be deemed complete.

5.	Transition of Clinical and Regulatory Activities.
5.1.

General.  The Parties will work together to (a) facilitate the orderly transition of the Active Trials to CRO, each in accordance with the Clinical Trial Transfer Plan, and (b) provide the Study Data, other Clinical Materials and Physical Materials to Adaptimmune (to the extent not already in Adaptimmune’s possession), in each case, in accordance with the Clinical Trials Transfer Plan and Clinical Deliverables Transfer Plan.

5.2.

Clinical Materials.  To the extent GSK is aware of any Third Party terms or conditions that apply to the use of any Clinical Materials being provided to Adaptimmune under the Clinical Trials Transfer Plan and Clinical Deliverables Transfer Plan, [***] Adaptimmune’s use of such Clinical Materials will be in accordance with such Third Party terms and conditions.  If GSK reasonably requires access to (a) any Clinical Materials assigned to Adaptimmune hereunder for which GSK has not retained a copy, or (b) any data arising in the LTFU Trial after the applicable Active Trial Transfer Date related to patients dosed with any NYESO Terminated Product prior to such Active Trial Transfer Date, in each case ((a) and (b)), for the defense of any Claims or for any regulatory compliance purposes, then Adaptimmune (i) shall promptly provide access to such Clinical Materials to GSK and (ii) shall be reasonably available for, and shall provide, reasonable consultation and advice to GSK (but excluding, for clarity, any obligation to be joined in, or otherwise participate in a Claim (including serving as a witness), unless agreed by Adaptimmune) with respect to the same at GSK’s reasonable request, in each case ((i) and (ii)), solely at GSK’s cost and expense and solely for such defense and regulatory compliance purposes.

5.3.	Development Transfer Plans.
(a)

The Parties shall perform the activities set forth in Exhibit C (“Clinical Trial Transfer Plan”), Exhibit D (“Clinical Deliverables Transfer Plan”), and Exhibit E (“Communication Transfer Plan”) (collectively, the “Development Transfer Plans”) in accordance with Applicable Laws and shall use Commercially Reasonable Efforts to complete such activities within the periods and in the manner set forth therein.

(b)

The Parties shall meet and discuss, at least once a month, the progress of the activities under the Development Transfer Plans. The Development Transfer Plans may be amended to accomplish the goal set forth in Section 5.1 (General) only by the agreement of the Parties, such agreement not to be unreasonably withheld, conditioned or delayed.

5.4.

Assignment of Clinical Materials. On a country-by-country basis, effective upon the applicable Active Trial Transfer Date for each Active Trial, GSK shall, and hereby does, assign and transfer to Adaptimmune all of its rights, titles, and interests in and to (i) all INDs set forth on Schedule 5.4 and all other Regulatory Documentation related to the Terminated Products for such Active Trial and such country, (ii) all of the other Clinical Materials related to such Active Trial and such country, and (iii) all of the Physical Materials to be provided to Adaptimmune pursuant to the Clinical Trial Transfer Plan and the Clinical Deliverables Transfer Plan related to such Active Trial and such country; provided that this section (iii) [***]. For purposes of this Section 5.4, references to the Active Trial that is the LTFU Trial shall include the ZENYTH Trial and the Completed Trials, and therefore, for example, Clinical Materials to be assigned with respect to the LTFU Trial will include assignment of Clinical Materials relating to the LTFU Trial, the Completed Trials and the ZENYTH Trial, except for Physical Materials related to the ZENYTH Trial which are handled as described below.  The Parties shall take all necessary actions to effect such assignments, at each Party’s cost, including by executing and delivering such further reasonable documentation as may be reasonably requested by either Party to effect such assignment. [***]

5.5.	PV Agreement. The Parties shall enter into a Pharmacovigilance Agreement, within [***] days following the Effective Date or such other period as agreed by the Parties.
6.	Use of Physical Materials.
6.1.

Restrictions on Use of Physical Materials. As soon as reasonably practicable following the Effective Date and entry into confidentiality agreements (as applicable), and prior to transfer of any Physical Materials to Adaptimmune, [***].  With respect to all Physical Materials provided by GSK to Adaptimmune pursuant to the Transfer Plans, Adaptimmune, its Affiliates, subcontractors and licensees shall comply with all applicable restrictions and obligations with respect to such Physical Materials set forth in such agreements and consents provided as set forth above; provided that [***].  Adaptimmune acknowledges and agrees that it will not, and will not cause or permit any of its Affiliates, subcontractors or licensees to, use CD8 NYESO Product and TGF NYESO Product included in the Physical Materials to dose patients.

6.2.

Compliance with Laws. Adaptimmune hereby acknowledges and agrees that (a) it is responsible for compliance with all Applicable Laws (including applicable Data Protection Law) applicable to the receipt, use, handling, disposal, or destruction (including without limitation those governing disposal or destruction of hazardous materials) and storage of Physical Material(s) by or on behalf of Adaptimmune; and (b) it will obtain all permits, licenses or other approvals required by governmental authorities in connection with the receipt, handling, use, disposal, destruction, and storage of the Material(s) by or on behalf of Adaptimmune. Adaptimmune represents and warrants to GSK that it has all the necessary authorizations, licenses and approvals (including appropriate consent and/or ethical approval where necessary) as may be prescribed by Applicable Law to obtain, store, transfer, use, disclose, import, export and dispose of any biological materials (including any human biological samples) included in the Physical Materials.

6.3.

Disclaimer. PHYSICAL MATERIALS PROVIDED HEREUNDER ARE SUPPLIED IN “AS IS” CONDITION WITH NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT, EXCLUSIVITY, OR FITNESS FOR A PARTICULAR PURPOSE.  ANY PHYSICAL MATERIAL DELIVERED PURSUANT TO THIS AGREEMENT IS UNDERSTOOD TO BE EXPERIMENTAL IN NATURE AND MAY HAVE HAZARDOUS PROPERTIES.

7.	Transfer of Third Party Relationships.
7.1.

CTAs.  GSK will provide to Adaptimmune, within [***] Business Days following the Effective Date, copies of all clinical trial agreements with respect to the Active Trials (the “CTAs”). GSK need not provide any CTAs to Adaptimmune under this Section 7.1 (CTAs) that have expired or been terminated prior to the Effective Date, provided that the clinical sites subject to such CTAs are no longer active with respect to the applicable Clinical Trial and all activities at such clinical sites have been completed and closed.  To the extent legally permissible, GSK shall use Commercially Reasonable Efforts to novate or assign the CTAs and GSK’s rights and obligations in connection with such CTAs to the CRO in accordance with the CRO Transition Plan, and where such novation or assignment is not permissible by Applicable Laws or clinical site procedures, Adaptimmune will use Commercially Reasonable Efforts to enter into, or procure entry by CRO into, a new clinical trial agreement with the applicable clinical site [***].

7.2.	[***]
7.3.

Existing Vendors. A complete list of existing Third Party vendors used by GSK with respect to the Terminated Products (but excluding, for clarity, any Third Party that is only a party to a CTA), and the services provided by such vendors, is set out in Schedule 7.3 (each an “Existing Vendor”). Schedule 7.3 also sets out, under a separate heading, any Existing Vendors that the parties have agreed will not be required by Adaptimmune in relation to the conduct of any of the Clinical Trials (each a “Terminated Vendor”). If, at any time prior to the Active Trial Transfer Date, Adaptimmune notifies GSK in writing (including if indicated as part of Schedule 7.3) that it is considering entering into an agreement with an Existing Vendor then: (i) at Adaptimmune’s request, GSK shall provide Adaptimmune with the contact name and contact information for the applicable Existing Vendor and (ii) subject to applicable obligations of confidentiality, GSK (or the Existing

Vendor) will provide Adaptimmune with such other information as may be reasonably required by Adaptimmune to enable Adaptimmune to negotiate an agreement with any Existing Vendor, including the details of services provided by such Existing Vendor in relation to the Terminated Products and contents of any statement of work or statement of services.  GSK may terminate any agreement with any Existing Vendor in its discretion; provided, however, that GSK will not terminate any Third Party Agreement with respect to an Active Trial (other than with a Terminated Vendor) prior to the Active Trial Transfer Date unless all services required to be performed by such Existing Vendor for the applicable Active Trial have been completed.

7.4.

Waiver Agreements. To the extent that (i) Adaptimmune seeks to use a Third Party vendor (including a CRO, CMO, or other supplier or service provider) to perform development or manufacturing-related activities with respect to the Terminated Products, and (ii) such Third Party is restricted from performing such development or manufacturing activities or is restricted from providing access or a license to Adaptimmune under such Third Party’s Intellectual Property Rights due to restrictions or other limitations (including restrictive covenants, exclusivity provisions or confidentiality obligations) placed on such Third Party under an agreement between such Third Party and GSK or its Affiliates, then GSK or its Affiliates, as applicable, shall, upon Adaptimmune’s reasonable request, provide a written waiver to such Third Party with respect to such restrictions or other limitations solely so that such Third Party vendor may perform development or manufacturing-related activities with respect to the Terminated Products on behalf of Adaptimmune; provided, that such waiver shall not grant any additional license rights to Adaptimmune from GSK in addition to those granted pursuant to this Agreement.

8.	Intellectual Property and Licenses.
8.1.	Ownership of Assigned IP.
(a)

Adaptimmune shall own all Assigned IP, and GSK hereby transfers and assigns, and shall cause its Affiliates to transfer and assign, to Adaptimmune all its rights, title, and interests in and to the Assigned IP. GSK shall not file any patent applications claiming any Assigned IP. GSK shall execute and deliver to Adaptimmune such confirmatory assignments or other documents as Adaptimmune may reasonably request and shall take all necessary actions Adaptimmune may reasonably request (at Adaptimmune’s expense) to effect such assignment of the Assigned IP.

(b)

Subject to the provisions of Section 8.1(a) (Ownership of Assigned IP), all Intellectual Property Rights arising from the performance of activities by or on behalf of either Party or its Affiliates under this Agreement and ownership of inventions comprised in such Intellectual Property Rights shall be determined in accordance with United States patent laws (regardless of where the applicable activities occurred).

(c)	GSK shall disclose in writing, or, with respect to tangible embodiments, deliver, to Adaptimmune all Assigned IP (to the extent not previously disclosed to Adaptimmune or in GSK’s possession as a result of disclosure from Adaptimmune). Such disclosures and deliveries shall be made in accordance with the Transfer Plans, or if not included within a Transfer Plan and in its Control during any Transfer Period, then GSK shall notify Adaptimmune of any material Assigned IP and the Parties shall agree on the manner and a schedule for such disclosure or delivery. Subject to the Transfer Plans, all transfers shall be in a format mutually agreed by the Parties.

(d)

The Parties shall work together to transfer prosecution of Assigned Patents to Adaptimmune within [***] following the Effective Date, and GSK shall provide all reasonable assistance at its cost to transition the filing, maintenance, and prosecution of such Assigned Patents to Adaptimmune. Adaptimmune shall bear all costs of prosecution of Assigned Patents following such transfer.

8.2.	Licenses.
(a)

Each Party grants to the other Party a non-exclusive, royalty-free, fully paid up, sublicensable, worldwide license to such Party’s Intellectual Property Rights relating to the Terminated Products (including, with respect to Adaptimmune’s license to GSK, the Assigned IP) necessary and solely for the other Party to perform its obligations under the Transfer Plans.

(b)

Commencing on the Effective Date (and, to the extent provided to Adaptimmune prior to the Effective Date, for the period between the Termination Effective Date and the Effective Date), GSK grants to Adaptimmune a non-exclusive, royalty-free, sublicensable (through multiple tiers), fully paid up, irrevocable, worldwide license under the Licensed IP to make, have made, import, use, offer for sale, and sell Terminated Products or any products incorporating the TCR from Terminated Products (whether alone or in combination with other components or active moieties) in the Field. Such license shall terminate upon the permanent cessation of the development and commercialization of all Terminated Products and any products incorporating the TCR from Terminated Products (whether alone or in combination with other components or active moieties) by Adaptimmune, its Affiliates or sublicensees.

(c)

Notwithstanding anything to the contrary contained herein, to the extent any Licensed IP is owned in whole or in part by any Third Party, the licenses granted in this Section 8.2 (Licenses) will be subject to all terms and restrictions of the Third Party Agreement with respect to such Licensed IP, provided such Third Party terms and restrictions are communicated to Adaptimmune in writing (which communication may take the form of providing a copy of the applicable Third Party Agreement to Adaptimmune).  [***]

(d)

Subject to the provisions of Section 8.2(c) (Licenses), all Licensed IP shall remain the property of GSK.  Adaptimmune shall not [***]. Notwithstanding the foregoing nothing shall prevent Adaptimmune from filing any patent application that claims any invention which it has itself separately conceived or developed or which it received from a Third Party not under any known obligation of confidentiality to GSK with respect to such invention, [***].

8.3.

Use of Residual Knowledge. Each Party acknowledges that the other Party’s personnel may retain in their unaided memories knowledge gained in the course of this Agreement or the Collaboration Agreement. Use of such knowledge by a receiving Party’s personnel will not be a misuse of the disclosing Party’s Confidential Information or a violation of the confidentiality obligation in Section 10 (Confidentiality) so long as such disclosing Party’s Confidential Information is not disclosed, commercialized, or specifically conveyed to others and so long as the receiving Party’s personnel has not intentionally memorized the knowledge for the purpose of retaining it.

8.4.

Joint Collaboration Program IP. Save as provided pursuant to the license under Section 8.2(a) (Licenses) of this Agreement, GSK shall (a) cease to use and shall procure that its Affiliates cease to use any Joint Collaboration Program IP solely applicable to the Terminated Product; (b) shall not license or transfer its right in the Joint Collaboration Program IP to any Third Parties in contravention of the license in Section 8.4(c) (Joint Collaboration Program IP); and (c) grant, and hereby grants, an exclusive, perpetual, royalty-free, sublicensable (through multiple tiers), fully paid up, irrevocable, worldwide license under its remaining rights in such Joint Collaboration Program IP to Adaptimmune to make, have made, use, sell, offer for sale and import Therapies and Engineered TCRs.

9.	Representations, Warranties, and Covenants.
9.1.	Mutual Representations and Warranties. As of the Effective Date, each of the Parties hereby represents and warrants to the other Party that:
(a)	it is a company or corporation duly organized, validly existing, and in good standing under the Applicable Laws of the jurisdiction in which it is incorporated, and
(b)

(i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms; and (iv) this Agreement and such Party’s performance hereof does not conflict with any other agreement or other legal obligation to which such Party is bound.

9.2.	Additional Representations and Warranties of GSK. As of the Effective Date, GSK hereby represents and warrants to Adaptimmune that:
(a)	[***]
(b)	to its knowledge, it has the ability to grant the licenses or make the assignments and transfers set forth in this Agreement,
(c)	[***]
(d)

it has not knowingly omitted to furnish Adaptimmune with any material information known to GSK in response to Adaptimmune’s requests for information, at the time of such response, during the due diligence and negotiation process with respect to this Agreement,

(e)

save as disclosed in the Virtual Data Room as at the Effective Date or otherwise in writing prior to the Effective Date, it is not aware of any Third Party Intellectual Property Rights which it would be knowingly infringing or intentionally misappropriating in performing any part of the Transfer Activities,

(f)

to GSK’s knowledge, the Additional Materials and [***] to be disclosed and/or delivered pursuant to the Transfer Plans constitute all of the Additional Materials and [***] that GSK is required to disclose and/or deliver, as applicable, pursuant to the terms of the Collaboration Agreement as of the Termination Effective Date, and

(g)

GSK and its Affiliates, and to GSK’s knowledge, their respective subcontractors and consultants, have performed all obligations of GSK and/or its Affiliates under the Collaboration Agreement with respect to the Terminated Products prior to the Effective Date in accordance with Applicable Laws in all material respects. Save as has been communicated to Adaptimmune in writing prior to the Effective Date, no Clinical Trial or nonclinical study conducted by or on behalf of GSK with respect to any Terminated Product prior to the Effective Date has been placed on clinical hold, suspended or terminated prior to completion, and to GSK’s knowledge, no Regulatory Authority has any reasonable grounds for such action.

9.3.	Additional Covenants.
(a)

Each Party hereby covenants to the other Party that it will perform its obligations under this Agreement in compliance with Applicable Law.  Without limiting the generality of the foregoing, each Party agrees to process and transfer the Materials in compliance with Data Protection Law and, as applicable, the Clinical Trial participants’ informed consents. Adaptimmune acknowledges and agrees that upon receipt of the Clinical Materials with respect to the ZENYTH Trial and the Completed Trials, it will become a data controller of personal data comprised within such Clinical Materials; provided, however, that nothing herein will relieve GSK of its responsibilities as a data controller of such personal data.  Promptly after the Effective Date, the Parties shall enter into a data protection agreement, which will include applicable model clauses under GDPR to effectuate the foregoing.

(b)

The Parties acknowledge and agree that, on an Active Trial-by-Active Trial and country-by-country basis, from and after the applicable Active Trial Transfer Date, Adaptimmune shall be a data controller of all personal data comprised within any Clinical Materials with respect to such Active Trial and such country, for purposes of applicable Data Protection Law. If an individual makes a written request to either Party to exercise any of their rights under Data Protection Law in respect of their personal information, the receiving Party will respond to that request in accordance with Data Protection Law; provided that (i) if the request concerns processing of personal information undertaken by the other Party, the receiving Party will: (1) promptly forward the request to the other Party; and (2) cooperate and provide reasonable assistance in relation to that request to enable the other Party to respond in accordance with Data Protection Law; and (ii) all such responses will be in accordance with applicable provisions of the data protection agreement to be executed pursuant to Section 9.3(a) (Additional Covenants) herein.

(c)	[***]
(d)

If, during the term of this Agreement or afterward, or Adaptimmune is required by any Regulatory Authority to provide any reported data related to the manufacture of lete-cel referenced in the Manufacturing Materials provided in the Manufacturing Transfer Plans and not otherwise provided to Adaptimmune pursuant to this Agreement, upon Adaptimmune’s written request (which request will include a copy of the request from the Regulatory Authority), GSK will [***].  In no event will any data provided pursuant to this paragraph become Additional Materials or Further Materials for any purpose under this Agreement.

(e)

Prior to the Active Trial Transfer Date, Adaptimmune and its Affiliates (i) shall use Cyber EssentialsTM or equivalent information risk/cybersecurity policies with respect to the transfer and use of personal data included in the Materials transferred to Adaptimmune or its Affiliates by GSK or its Affiliates and (ii) shall require its and their respective Third Party subcontractors including CRO, who are in possession of the Materials, to adhere to and comply with equivalent information risk/cybersecurity policies with respect to the transfer and use of any personal data in such Materials.

9.4.

Disclaimer. THE EXPRESS UNDERTAKINGS AND WARRANTIES GIVEN BY THE PARTIES IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS, TERMS, UNDERTAKINGS AND OBLIGATIONS WHETHER EXPRESS OR IMPLIED BY STATUTE, COMMON LAW, CUSTOM, TRADE USAGE, COURSE OF DEALING OR IN ANY OTHER WAY. ALL OF THESE ARE EXPRESSLY EXCLUDED FROM THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW. NO

WARRANTY IS GIVEN BY EITHER PARTY THAT ANY USE OF THE ASSIGNED IP OR THE LICENSED IP WILL RESULT IN ANY COMMERCIALLY USEFUL PRODUCT WHICH WILL SUCCESSFULLY TREAT ANY SPECIFIC INDICATION.

10.	Confidentiality.
10.1.

Confidential Information.  From and after the Effective Date, (i) the terms of this Agreement, (ii) the content of the Parties’ discussions and negotiations regarding this Agreement, and (iii) any documents or correspondence exchanged between the Parties in connection with their discussions or negotiations regarding this Agreement, in each case ((i) through (iii)), shall be considered Confidential Information of both Parties. In addition, notwithstanding anything to the contrary in this Agreement, all Assigned IP, Joint Collaboration Program IP exclusively licensed to Adaptimmune, Study Data and other Clinical Materials and Additional Materials assigned to Adaptimmune pursuant to the terms hereof, shall be the Confidential Information of Adaptimmune for the purposes of this Agreement.

10.2.

Confidentiality Obligations. Each Party agrees to keep the Confidential Information of the disclosing Party in strict confidence and not to use, or disclose such Confidential Information to any Third Party, save as explicitly permitted in this Agreement. The foregoing obligations of confidentiality will not apply to the extent that it can be established by the receiving Party that such Confidential Information:

(a)

was in the lawful knowledge and possession of the receiving Party prior to the time it was disclosed to, or learned by, the receiving Party, or was otherwise developed independently by the receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof; provided that, for clarity, this Section 10.2(a) (Confidentiality Obligations) shall not apply to Assigned IP, Study Data and other Materials assigned by GSK to Adaptimmune under this Agreement.

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
(c)	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or
(d)	was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.
10.3.	Permitted Disclosures.
(a)

The Parties may provide the Confidential Information to such of its officers, employees, representatives and subcontractors who reasonably require access to it for the purpose of fulfilling the receiving Party’s obligations or exercising its rights under this Agreement, provided that before any of the disclosing Party’s Confidential Information is disclosed to them, they are made aware of its confidential nature and that they are under a legally binding obligation to the receiving Party to treat that Confidential Information in the strictest confidence in accordance with the terms of this Agreement. For clarity, such disclosures may be made in the furtherance of, inter alia, (i) such Party’s performance of its obligations or exercise of rights granted or reserved in this Agreement; (ii) to the extent such disclosure is reasonably necessary in filing or prosecuting patent, copyright and trademark applications, prosecuting or defending litigation, obtaining regulatory approvals, conducting pre-clinical activities or Clinical Trials, marketing Terminated Products, or otherwise required by Applicable Laws; provided that if a receiving Party is required by Applicable Law to make any such disclosure of a disclosing Party’s Confidential Information it shall, except where impracticable for necessary disclosures, for example in the event of medical emergency, give reasonable advance notice to the disclosing Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, shall use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed.

(b)

The Parties may disclose the Confidential Information to Affiliates, existing or prospective advisors, shareholders, investors, collaborators, sublicensees, partners or joint ventures, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement in furtherance of their activities under this Agreement.

(c)

Further, a Party may disclose Confidential Information to Third Parties in connection with (i) a merger, consolidation or similar transaction by such Party, (ii) the sale of all or substantially all of the assets of such Party to which this Agreement relates, or (iii) as required by rules of any stock exchange on which the securities of a Party are traded or as part of a listing of the securities of a Party on any stock exchange, in the case of (i) and (ii) under appropriate confidentiality provisions substantially equivalent to those of this Agreement. In each of the above authorized disclosures, the receiving Party shall remain responsible for any failure by any person who receives the Confidential Information pursuant to this Section 10.3(c) (Permitted Disclosure) to treat such Confidential Information as required under this Section 10 (Confidentiality).

10.4.

Public Disclosures.  Subject to Section 10.3 (Permitted Disclosures), neither Party shall issue any public announcement, press release or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, such consent not to be unreasonably withheld, delayed or conditioned, except for an initial press release to be issued by Adaptimmune substantially in the form attached hereto as Schedule 10.4. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any amendment hereto that has already been publicly disclosed by such Party or by the other Party, in accordance with this

Section 10.4 (Public Disclosure), provided that such information remains accurate as of such time.

10.5.

Clinical Results. Subject to the remainder of this Section 10.5 (Clinical Results), GSK shall have the right to (i) publish the results or summaries of results and protocols of, and status updates regarding, all GSK-sponsored or -supported studies conducted with respect to a Terminated Product in any clinical trial register maintained by GSK or its Affiliates and www.ClinicalTrials.gov, in each case within such timescales as required by Applicable Law or GSK’s or its Affiliates’ standard operating procedures, irrespective of the outcome of such studies; (ii) publish the status of each Terminated Product in its annual and quarterly reports and any similar updates regarding each Terminated Product as related to GSK’s general research and development pipeline; and (iii) publish any anticipated publications set forth in Schedule 10.5 hereto. Notwithstanding the foregoing, GSK will provide Adaptimmune with no less than [***] days (or, with respect to any abstract, no less than [***]) to review the contents of any such proposed publication and will reasonably consider any comments provided by Adaptimmune to GSK during such review period. Within such [***] period (or [***] period, as applicable), Adaptimmune may request that any Confidential Information of Adaptimmune be removed from the proposed publication, and GSK shall remove such Confidential Information prior to any publication.

10.6.

Return of Confidential Information. Upon expiration of the term of this Agreement, each receiving Party hereto and its Affiliates shall use Commercially Reasonable Efforts to return or destroy all Confidential Information of the disclosing Party in its possession to the disclosing Party; provided that the receiving Party may retain: (i) a single archival copy of the Confidential Information of the disclosing Party; (ii) any portion of the Confidential Information of the disclosing Party that is contained in senior management briefing documents, laboratory notebooks or other electronic systems, the deletion from which would not be practicable; in either case, solely for the purpose of determining the extent of disclosure of Confidential Information hereunder, assuring compliance with the surviving provisions of this Agreement, relevant document retention policies of the Party and Applicable Law. A receiving Party may also retain Confidential Information of the disclosing Party as necessary to allow it to perform any surviving obligation or to exercise any surviving right under this Agreement.

10.7.

Data Incident.  When transferring Confidential Information pursuant to this Agreement, all communications between GSK and Adaptimmune will use encryption methods agreed to by the Parties.  Upon discovering any material unauthorized disclosure, loss or theft of the disclosing Party’s Confidential Information in the receiving Party’s possession (a “Data Security Incident”), the receiving Party will send an e-mail to [***] (in the case of GSK as the disclosing Party) or [***] (in the case of Adaptimmune as the disclosing Party) notifying the disclosing Party as soon as reasonably possible.  The Parties shall work with each other in good faith to identify a root cause and remediate the Data Security Incident.

11.	Indemnification.
11.1.

Adaptimmune Indemnification. Adaptimmune shall indemnify, defend and hold harmless GSK, its Affiliates and its and their directors, officers, employees and representatives (the “GSK Indemnified Parties”) from and against all Losses arising out of or resulting from Claims based upon:

(a)

any negligence or willful misconduct by any Adaptimmune Indemnified Party or Adaptimmune’s sublicensees in connection with Adaptimmune’s performance of its obligations or exercise of its rights under this Agreement or the Collaboration Agreement;

(b)	any non-compliance by any Adaptimmune Indemnified Party or Adaptimmune’s sublicensees or their subcontractors with this Agreement, the Collaboration Agreement, or any Applicable Laws; or
(c)

any death or injury or product liability claim resulting from (i) the conduct of the Active Trials from and after the applicable Active Trial Transfer Date by or on behalf of Adaptimmune, (ii) any dosing by Adaptimmune of patients, if any, for whom lete-cel was made for administration in the IGNYTE Trial, following the Active Trial Transfer Date, but excluding Claims arising from the manufacture and release of lete-cel by GSK, its Affiliates or its subcontractor prior to provision of such materials to Adaptimmune (which Claims GSK shall indemnify the Adaptimmune Indemnified Parties for, but solely to the extent that GSK is indemnified for such Claims by its subcontractor), (iii) [***] or (iv) the storage, handling, use, manufacture, marketing, commercialization, importation or sale of any Terminated Product and/or any products incorporating the applicable TCR comprised within the Terminated Products by Adaptimmune, its Affiliates, their subcontractors or their sublicensees;

except, to the extent such Claim is indemnified by GSK in accordance with Sections 11.2 (GSK Indemnification) or 11.3 (Additional Indemnification). GSK shall promptly notify Adaptimmune in writing with details of the Claim and GSK Indemnified Parties shall not make any admission in relation to the Claim.

11.2.

GSK Indemnification. GSK shall indemnify, defend and hold harmless Adaptimmune and its directors, officers, employees and representatives (the “Adaptimmune Indemnified Parties”) from and against all Losses arising out of or resulting from Claims based upon:

(a)

any negligence or willful misconduct by any GSK Indemnified Party or GSK’s sublicensees in connection with GSK’s performance of its obligations or exercise of its rights under this Agreement or the Collaboration Agreement;

(b)	any non-compliance by any GSK Indemnified Party or GSK’s sublicensees or their subcontractors with this Agreement, the Collaboration Agreement, or any Applicable Laws; or
(c)	any death or injury or product liability claim resulting from (i) the conduct of the ZENYTH Trial and the Completed Trials, (ii) the conduct of the

Active Trials by any GSK Indemnified Party or GSK’s sublicensees prior to the applicable Active Trial Transfer Date, (iii) any dosing by GSK of patients, if any, for whom lete-cel was made for administration in the IGNYTE Trial, following the Last IGNYTE Study Patient Dosing Date (as defined in the Clinical Trial Transfer Plan), or (ii) the storage, handling, use, manufacture or importation of any Terminated Product and/or any products incorporating the TCR comprised within the Terminated Products by GSK, its Affiliates, their subcontractors or their sublicensees.

except, to the extent such Claim is indemnified by Adaptimmune in accordance with Section 11.1 (Adaptimmune Indemnification) or Section 11.3 (Additional Indemnification). Adaptimmune shall promptly notify GSK in writing with details of the Claim and Adaptimmune Indemnified Parties shall not make any admission in relation to the Claim.

11.3.

Additional Indemnification. Without limiting Section 11.1 (Adaptimmune Indemnification) or Section 11.2 (GSK Indemnification), for any CTA and any Assigned Third Party Agreement, in each case, that is novated or assigned to Adaptimmune (or one of its Affiliates, sublicensees or subcontractors) under this Agreement, (i) [***].

12.	Limitation of Liability.
12.1.

Subject to Section 12.3 (Limitations of Liability), neither Party shall be liable under this Agreement whether in contract, tort (including negligence) or otherwise in respect of any indirect or consequential loss or damage including any loss of profit, loss of business or loss of goodwill.

12.2.

Subject to Section 12.3 (Limitations of Liability), each Party’s total aggregate liability for any and all claims under this Agreement or arising in relation to this Agreement whether to the other Party or its Affiliates or their sublicensees shall in no event exceed [***].

12.3.

NOTHING IN THIS AGREEMENT LIMITS OR EXCLUDES ANY PARTY’S LIABILITY FOR (A) DEATH OR PERSONAL INJURY CAUSED BY ITS NEGLIGENCE; (B) FRAUD; (C) ANY INDEMNITY UNDER SECTIONS 11.1 (ADAPTIMMUNE INDEMNIFICATION) AND 11.2 (GSK INDEMNIFICATION); (D) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; (E) ANY BREACH OF CONFIDENTIALITY OBLIGATION UNDER SECTION 10 (CONFIDENTIALITY); (F) ANY VIOLATION OF DATA PROTECTION LAW; OR (G) ANY SORT OF LIABILITY THAT, BY LAW, CANNOT BE LIMITED OR EXCLUDED.

12.4.

Each Party shall maintain, at its cost, insurance (or in GSK’s case, self-insurance) against liability and other risks associated with its activities and obligations under this Agreement, including its conduct of the Active Trials and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for a company such as such Party, for the activities to be conducted by it under this Agreement.

13.	Miscellaneous.

13.1.

Severability.  If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement shall be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, shall remain in force; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the Parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the Parties, and, failing such amendment, either Party may submit the matter for resolution pursuant to Section 13.4 (Dispute Resolution) of this Agreement.

13.2.	Formalities. Each Party will take any action and execute any document reasonably required by the other Party to give effect to any of its rights under this Agreement.
13.3.	Governing Law. This Agreement is governed by, and is to be construed in accordance with, English law.
13.4.

Dispute Resolution.  Any dispute arising out of, or in connection with, this Agreement shall be referred to, in the case of Adaptimmune, the Chief Business Officer of Adaptimmune and in the case of GSK, the Vice President, Head of Alliance Management (the “Senior Officers”), or their designees, for resolution, and such Senior Officers will attempt in good faith to resolve such dispute.  If the Senior Officers are unable to resolve the dispute within thirty (30) days after such referral, then either Party shall be entitled to pursue any of its rights at remedies as available under Applicable Law.

13.5.

Notices.  Any notice to be given under this Agreement must be in writing and may be delivered to the other Party by hand or courier (in which case the notice shall be deemed received on day of delivery). Notices for Adaptimmune shall be marked for the attention of the COO of Adaptimmune, sent to the address provided in the preamble of this Agreement. Notices for GSK shall be sent to the following:

GSK

Attention: Vice President, Worldwide Business Development, Alliance

Management

259 E Grand Ave Fifth Floor, Suite 1

San Francisco, CA 94080

with a copy to:

GSK

Attention: Senior Vice President, Legal Operations R&D and Global

Commercial Franchises

GlaxoSmithKline

1250 South Collegeville Road

Collegeville, PA 19426

13.6.

Performance by Affiliates.  Notwithstanding any provision to the contrary set forth herein, either Party shall have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any Affiliate. To the extent that any rights, assets or resources owned or Controlled by a Party’s Affiliate are necessary or useful for such Party to perform its obligations, or to grant, assign or otherwise transfer any rights as required, under this Agreement, such Party shall procure such Affiliate to perform such obligation or grant, assign or otherwise transfer such rights, in each case, on behalf of such Party.

13.7.

Third parties.  No one except a Party to this Agreement may enforce any benefit conferred by this Agreement, unless this Agreement expressly provides otherwise.  The Adaptimmune Indemnified Parties and GSK Indemnified Parties may directly enforce the indemnities in Section 11 (Indemnification).

13.8.

Assignment.  Neither Party may assign or transfer this Agreement as a whole, or any of its rights or obligations under it, without first obtaining the written consent of the other Party (which may be given or withheld at the absolute discretion of the Party from which consent is sought). Notwithstanding the foregoing, either Party may assign or otherwise transfer this Agreement and all of its rights and obligations hereunder to an Affiliate or to any successor to the whole or relevant part of its business to which this Agreement relates. Any purported assignment of this Agreement in violation of this Section 13.8 (Assignment) will be void.

13.9.

Entire Agreement; Amendment.  This Agreement, together with all exhibits and schedules attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof.  This Agreement shall not be modified, or amended, except by an agreement in writing executed by the Parties.

13.10.	No Strict Construction. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party.
13.11.

Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.  Each Party may execute this Agreement in Adobe™ Portable Document Format (PDF) sent by electronic mail.  PDF signatures of authorized signatories of the Parties shall be deemed to be original signatures, shall be valid and binding upon the Parties, and, upon delivery, shall constitute due execution of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to sign this Agreement effective as of the Effective Date.

ADAPTIMMUNE LIMITED	GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED
By: /s/ Helen Tayton-Martin	By: /s/ Jill Anderson
Name: Helen Tayton-Martin	Name: Jill Anderson
Title: Chief Business and Strategy Officer	Title: Director

Schedule 1.1(l)

Assigned Patents

GSK Docket Number	Title	Country	Status	Filing Date	Application No.
PU66650	T Cell Modification	Core (US, EP, BR, CA, JP, CN)	Pending	05 Sept 2019	WO2020/049496
PB67110P	Assessing and Treating Cancer	US Provisional	Pending	22 April 2022	63/333,807

Schedule 1.1(uu)

Excluded IP

Third Party Background licensed to GSK under agreements:

•	[***]
•	[***]
•	[***]

Schedule 3.4

Invoice Instructions

Adaptimmune shall send each invoice in pdf format, specifying the total amount payable via email to [***] copying the Deal Accounting and Alliances Finance department (email: [***]).

Invoices must:

-	be on Adaptimmune company letterhead
-	set out Adaptimmune’s bank details as noted below
-	have a contact name and contact number
-	contain an invoice date and invoice number
-	reference and state the contractual clause the invoice relates to
-	include payment terms with reference to the relevant contract clause
-	where payments include VAT, invoices also must be valid VAT invoices per Regulation 14 of the Value Added Tax Regulations (Statutory Instrument 1995/2518)
-	be addressed to:

GlaxoSmithKline Intellectual Property Development Ltd

980 Great West Road Brentford,

Middlesex, TW8 9GS,

United Kingdom

Adaptimmune Bank Details:

[***]

Adaptimmune Ltd Finance Dept Contact Details:

[***]

Schedule 5.4

INDs to be Assigned

IND No. 018944 (including all associated country-specific clinical trial applications)

IND No. 014603

IND No. 019750

IND No. 019749

IND No. 027331 (including all associated country-specific clinical trial applications)

Schedule 7.2

Eligible Agreements

•	[***]

Schedule 7.3

Existing Vendors

[***]
[***]	[***]	[***]	[***][1]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***][2]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[1]	[***].
[2]	[***].

Schedule 10.4

Press Release

Adaptimmune and GSK Have Agreed Terms for Transfer of PRAME and NY-ESO Target Programs back to Adaptimmune

- Adaptimmune plans to be IND-ready in 2023 with a PRAME targeted TCR T-cell therapy -

- Adaptimmune and GSK will work collaboratively to ensure continuity for patients in ongoing clinical trials for lete-cel and next generation TCR T-cells targeting NY-ESO -

-Adaptimmune will receive £30 million in relation to the transition of the ongoing NY-ESO clinical trials -

Philadelphia, Pennsylvania and Oxford, United Kingdom--(Newsfile Corp. – April 11, 2023) - Adaptimmune Therapeutics plc (NASDAQ: ADAP), a leader in T-cell therapy to treat cancer, today announced entry into a transition agreement with GSK plc (LSE:GSK) (NYSE:GSK) regarding the return of rights and materials comprised within the PRAME and NY-ESO cell therapy programs.

“The return of these T-cell programs to Adaptimmune bolsters our pipeline and our leadership position in the field of engineered TCR T-cells for solid tumors,” said Dr. Helen Tayton-Martin, Adaptimmune’s Chief Business and Strategy Officer. “As we have outlined in our focus areas for 2023, we are especially eager to continue development of the PRAME asset, as it is a highly expressed and validated target across a broad range of solid tumor cancers and further complements the work we have done to-date with our MAGE-A4 clinical programs. We will continue to evaluate the emerging data for the NY-ESO asset to determine next steps.”

Transition Plan

•	Adaptimmune and GSK are collaborating to transition materials and data relating to the preclinical PRAME targeted TCR T-cell therapy program to Adaptimmune during 2023.
•

Adaptimmune and GSK are targeting transfer of sponsorship for GSK IGNYTE-ESO clinical trial (NCT03967223) and long-term follow-up clinical trial (NCT03391778) during Q3 of 2023. The parties are collaborating to ensure a smooth transition. All other clinical trials within the NY-ESO targeting program are already closed to enrollment and have already been or will soon be completed by GSK.

Per the terms of the Agreement, Adaptimmune will receive an upfront amount plus milestone-based payments totaling £30 million in relation to the transfer of the clinical trials for the NY-ESO targeted programs.

About Adaptimmune

Adaptimmune is a clinical-stage biopharmaceutical company focused on the development of novel cancer immunotherapy products for people with cancer. The Company’s unique SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell platform enables the engineering of T-cells to target and destroy cancer across multiple solid tumors.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Adaptimmune Contact

Investor Relations

Juli P. Miller, Ph.D. — VP, Corporate Affairs and Investor Relations

T : +1 215 825 9310

M : +1 215 460 8920

Juli.Miller@adaptimmune.com

Media Relations

Dana Lynch, Senior Director of Corporate Communications

M: +1 267 990 1217

Dana.Lynch@adaptimmune.com

Schedule 10.5

Permitted Publications

[***]

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Exhibit A

PRAME Transfer Plan

In relation to this Exhibit A and the transfer activities covered by this Exhibit:

•	[***]
•	[***]
•	[***]
•	Activities will be performed as soon as reasonably possible, to the extent not completed by Effective Date.

Activity area	Activity
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Annex A-1

List of Documentation provided to Adaptimmune

[***]

[THIS PAGE HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL]

[***]

[THIS PAGE AND THE FOLLOWING 2 PAGES OF THIS EXHIBIT HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL]

Exhibit B

NYESO Manufacturing Transfer Plan

The following shall apply to all activities set out in this Exhibit B:

•	This Exhibit B lists the Manufacturing Materials and Physical Materials that GSK will provide to Adaptimmune in accordance with Section 4 of the Agreement;
•	[***]

The following words and expressions have the meaning set out below:

“Manufacturing Process” has the meaning assigned to it in the Agreement [***]

Activity area (Item)	Activity
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit C

Clinical Trial Transfer Plan

The following words and expressions have the meanings set out below:

1“Active Trials” means the IGNYTE Trial and the LTFU Trial and Active Trial shall be interpreted accordingly.

2.“Active Trial Transfer Date” means on an Active Trial by Active Trial and country by country basis, the date on which all of the following have been completed for each such Active Trial:

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

3.“Active Trial Transition Completion Date” means for each of the Active Trials, and on an Active Trial by Active Trial basis that (a) the Active Trials Transfer Date has occurred; and (b) that all deliverables specified to be required in Exhibits C and D in relation to the applicable Active Trial have been completed and/or delivered in full to Adaptimmune. Notwithstanding the foregoing the Active Trial Transition Completion Date shall not include the Clinical Advisory Period.

4.“Clinical Advisory Period” means the [***] advisory period set out in Section C paragraph 5 of this Exhibit.

5. “Closed” means in relation to each of the Completed Trials and the ZENYTH Trial that are required to be closed by GSK pursuant to this Exhibit C that (a) [***] “Close” shall be interpreted accordingly.

6. “Completed Trial Transition Completion Date” means that in relation to the Completed Trials and on a Completed Trial by Completed Trial basis that (a) the Completed Trial has been Closed; and (b) all deliverables specified to be required in this Exhibit C and Exhibit D in relation to the applicable Completed Trial have been completed and/or delivered in full to Adaptimmune. Notwithstanding the foregoing, the Completed Trial Transition Completion Date shall not include the Clinical Advisory Period.

7.“Operationally Ready” means in relation to each Active Trial that CRO has confirmed in writing to GSK and Adaptimmune that all activities in Annex A to this Exhibit C have been completed, as agreed to be amended between CRO, Adaptimmune and GSK from time to time.

8.“ZENYTH Transition Completion Date” means in relation to the ZENYTH Trial that (a) the Clinical Trial has been Closed; and (b) all deliverables specified to be required in this Exhibit C and Exhibit D in relation to the ZENYTH Trial have been completed and/or delivered in full to Adaptimmune. Notwithstanding the foregoing the ZENYTH Transition Completion Date shall not include the Clinical Advisory Period.

Section A – CRO appointment and transition

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Annex A to Exhibit C – activities required to be completed prior to confirmation by CRO that it is Operationally Ready

Contents of this Exhibit C may be amended in writing between GSK and Adaptimmune and as part of development of CRO Transition Plan.

•	Confirmations provided by CRO in table below will be provided to both GSK and Adaptimmune.
•	Items relate to ACTIVE Trials and performance of ACTIVE Trials by CRO

Item	Description	Documentation / Measured by
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit D

Clinical Deliverables Transfer Plan

[***]

Function	Item/Transition Plan	Comment
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit E

Communication Transfer Plan

This Exhibit sets out a plan for communications relating to the transfer of sponsorship of the Active Trials to Adaptimmune including:

•	Identification of categories of communications
•	Identification of accountabilities and responsibilities for communications up to point of transfer of sponsorship
•	Identification of point of handover of all further communications to Adaptimmune

GSK and Adaptimmune will work together to ensure all communication is agreed and provided to the relevant Third Parties at the appropriate time. To the extent further communication is required and not explicitly set out in the table below, the Parties will work together to review a draft of such communication promptly.

Communications prior to Sponsorship Transfer

Category	Account able	Respons ible	Review by ADP	Anticipated Comms	Estimated Timing
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

Communications at Sponsorship Transfer (joint comm)

Category	Accountable	Responsible	Review by ADP	Anticipated Comms	Estimated Timing

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Communications post Sponsorship Transfer

•	[***]

•	[***]